                                                  [LOGO APPEARS HERE]



                                                  [GRAPHIC COLLAGE APPEARS HERE]


                                                  AIM INTERNATIONAL EQUITY FUND


                                                  ANNUAL REPORT
                                                  OCTOBER 31, 1995

AIM INTERNATIONAL EQUITY FUND

For shareholders who seek long-term growth of capital. The Fund invests in a diversified portfolio of international equity securities which its investment adviser believes will have strong earnings growth.



ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Equity Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
      (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares.
o One-year performance includes reinvested distributions for Class A and Class B shares of $0.4845 and $0.4705, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition may change and there is no assurance the Fund will continue to hold specific securities in any particular country.
o     Past performance cannot guarantee comparable future results.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds. The Europe, Australia, and Far East Index (EAFE) is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.



   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                   A Message from the Chairman


                    Dear Fellow Shareholder:

                    In a world market environment that was steeped in
   [PHOTO OF        economic and financial turbulence, AIM International Equity
CHARLES T. BAUER,   Fund managed a respectable showing during the year ended
  CHAIRMAN OF       October 31, 1995. The Fund's Class A and Class B shares
 THE BOARD OF       logged total returns of 5.24% and 4.35%, respectively. Such
   THE FUND,        performance was enough to surpass a major foreign market
 APPEARS HERE]      benchmark index as well as results charted for similar
                    funds. Net assets of the Fund were $706.7 million at the end of the reporting period.
   For the record, Morgan Stanley's unmanaged Europe, Australia, and Far East Index of foreign company stocks posted a one-year total return of -0.37% for the reporting period. Similar foreign company mutual funds, as measured by the Lipper International Fund Index, posted a one-year total return of -0.61%.
   The key to the Fund's performance advantage was an earnings-driven investment strategy that revealed a number of attractive opportunities in some of the better-performing world markets for 1995. The Fund's managers have taken advantage of the growing worldwide potential apparent in the technology sector. A more complete discussion of market conditions during the reporting period and the Fund's investment strategy is provided on page 2 of this report.
   So, while it has been a difficult year for world markets, it is but one year. We are reminded that market cycles come and go, and any performance trend can be expected to change direction. Indeed, returns of foreign stocks as measured by the EAFE Index have averaged 12.95% per year for 25 years. True, lasting value is best achieved through cumulative performance over the long term.
   Therefore, even as we pause to discuss the Fund's performance during the past year, we are ready to look ahead to the next year. AIM's disciplined earnings-driven strategy is an ongoing evaluation of market opportunity, and as global markets continue to grow, our job becomes more challenging.
   On a personal level, the year to come has important investment implications for all of us. Clouds on the horizon in the form of the budget debate over retirement benefits such as Medicare and Social Security programs accentuate the need to build your own retirement nest egg, independent of any benefits which may--or may not--be available to you when the time comes. For many in the baby boomer generation, that's just 10 years away.
   It is our hope that you continue to rely on AIM International Equity Fund to help build your financial future. As always, we are ready to respond to your questions or comments about this report. Please call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.


Respectfully submitted,


/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman

                                                         Management's
                                                         Discussion & Analysis

EUROPE LEADS WORLD EQUITY MARKETS
  --------------
     The top

    performing

 industry sectors

   in Europe for

  1995 have been

 health care and

 pharmaceuticals,

   followed by

leisure, engineer-

  ing, and media.
  --------------


Europe delivered the strongest foreign market performance during the period covered by this report. Low interest rates, solid earnings growth, and ongoing restructuring campaigns appealed to investors wary of ongoing volatility in Japan and Latin American markets. More conservative investors were attracted to strong, defensive companies and stable currencies in Switzerland and Germany. Growth investors bid up equity prices in Finland, Ireland, and the Netherlands.
   The top performing industry sectors in Europe for 1995 have been health and pharmaceuticals, followed by leisure, engineering, and media. Economic growth, though still stronger than in the U.S., slowed enough to diminish the appeal of such cyclical sectors as metals, autos, paper & packaging, and construction companies.
   Even with Europe's best efforts, foreign equity performance during the reporting period was largely influenced by Japan, which has the largest non-U.S. stock market--some 40% of the EAFE Index. Rising U.S. interest rates, a weak dollar/strong yen relationship, and a stubbornly depressed real estate market flagged Japan's efforts at economic recovery. Japan also faced such challenges as severe earthquake damage in Kobe, increased political contention with the U.S. over trade imbalances, and a growing banking crisis.
   Then the wind changed. U.S. interest rates stabilized and the dollar began to rebound from historical lows. Positive U.S. trade agreements and an encouraging effort by Japan's Ministry of Finance to develop an effective economic stimulus package helped rekindle investor interest by mid-1995. Unfortunately, the rally evaporated when Daiwa Bank disclosed its $1.1 billion trading scandal.

--------------------------------------------------------------------------------
LIPPER RANKINGS (as of 10/31/95)
--------------------------------------------------------------------------------

                              AIM
                         INTERNATIONAL             INTERNATIONAL
PERIOD                  EQUITY FUND (A)                FUNDS                TOP%
------                  ---------------            -------------            ----

3 YEARS                       17                         99                  17%
1 YEAR                        21                        233                  10

Fund total return performance rankings are vs. all international funds tracked by Lipper, excluding all sales charges, and including fees and expenses.

--------------------------------------------------------------------------------

   Meanwhile, other Asian markets, such as Hong Kong, Malaysia, and Singapore, rebounded sharply from 1994 levels. Hong Kong, in particular, was up more than 34% in the first 10 months of 1995, based on local currency. New Zealand and Australia continued to deliver strong performance in Pacific markets.
   Latin American markets continued to be overshadowed by the ongoing financial crisis in Mexico, which has yet to resolve. However, other emerging markets--chiefly Peru, Chile, Brazil, and Argentina--began to attract investor interest thanks to improved profitability, relative political and economic stability, and solid growth potential.


YOUR INVESTMENT PORTFOLIO
The Fund's resilient performance during the reporting period can be attributed to investments in some of the better performing European markets such as Switzerland, Sweden, the Netherlands, and top Asian/Pacific markets such as Hong Kong and Australia. The Fund also benefited from its strategic shift out of cyclical stocks, such as building materials and construction companies, and into defensive holdings such as pharmaceutical and media companies. As of October 31, 1995, the Fund's portfolio was comprised of 150 holdings. Of course, the Fund's portfolio composition may change and there is no assurance the Fund will continue to hold specific securities in any particular country.
   EUROPE. Many of the better performing stocks in the Fund's portfolio were those considered "core" holdings such as Carrefour Supermarche and Promodes S.A. in France, Heineken N.V. in the Netherlands, and Roche Holdings A.G. of Switzerland. Also strong were Granada and Thorn EMI PLC in the United Kingdom, and Sweden's Astra AB.
   Exposure to technology was fairly limited given that sector's limited coverage in Europe. Certain technology holdings, such as Nokia and Philips Electronics N.V., were sold when quarterly earnings fell short of the Fund's investment criteria.


              See important Fund disclosure on inside front cover.

   PACIFIC BASIN AND LATIN AMERICA. In Japan, the Fund emphasized selected technology companies such as Rohm Co., Ltd., Tokyo Electron Ltd., and Kyocera Corp. Hong Kong's Hutchison Whampoa Ltd. and PT Hanjaya Mandala Sampoerna continued to be strong performers. Weightings were reduced in several Pacific Rim countries in favor of stronger potential offered in Europe, and weightings were reduced in underperforming positions such as companies engaged in Hong Kong real estate and Singapore utilities.
   The Fund remained underweighted in Latin America during the reporting period, maintaining only small positions in such countries as Chile, Peru, Argentina, and Brazil. The exclusive holding remaining in Mexico, Kimberly-Clark de Mexico S.A., outperformed the Mexican market by 60% during the reporting period.

OUTLOOK FOR THE FUTURE
The current environment of stable interest rates and subdued inflation bodes well for global stock markets. Continued strength in the U.S. dollar should help improve the profitability of European, Japanese, and Asian exports. As a result, healthy economic expansion in Europe and Southeast Asia, excluding Japan, should continue well into 1996. Japan has initiated economic stimulus measures which may yet revive investor confidence during the coming year. However, Japan's banking industry still struggles with regulatory reform.
   No one can predict how these and other factors may actually affect market performance around the world. Therefore, AIM chooses not to rely on forecasts and projections. We do not anticipate macro-economic trends in any particular country. Instead, we remain committed to a disciplined investment strategy which prompts us to rely on what we know about companies in which we invest, based upon verified financial information. Such a strategy helps us determine, on a company-by-company basis, which stocks to own and which to sell--without guesswork or futile attempts at market timing. We believe our commitment to this time-tested, earnings-driven strategy will provide the best opportunity for growth for our shareholders over the long term.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS (as of 10/31/95)
--------------------------------------------------------------------------------
   1.    PT Hanjaya Mandala Sampoerna
   2.    Rohm Co., Ltd.
   3.    Gas Natural SDG-E.S.A.
   4.    Hutchison Whampoa Ltd.
   5.    Tokyo Electron Ltd.
   6.    Roche Holdings A.G.
   7.    Pinault-Printemps
   8.    Astra AB
   9.    Thorn EMI PLC
  10.    Granada Group PLC

--------------------------------------------------------------------------------

THE TECHNOLOGY CYCLE: A SELF-PROPELLED ENGINE

Its global significance growing, the dynamic technology sector is broad and complex--and fast-paced. The daily challenge for an investment manager is to identify those companies with accelerating rates of growth, as well as companies that have lost earnings momentum.
   However, AIM has identified a continuing theme in technology companies which should drive profits in this sector well into the next decade. We see it as a self-propelled engine which shows no signs of slowing:

1)  NEW TECHNOLOGIES INCREASE PRODUCTIVITY, which
2)  INCREASES CORPORATE PROFITS, attracting
3)  INCREASED COMPETITION, which
4)  DRIVES DOWN PRICES, resulting in
5) HIGHER DEMAND AND INCREASED APPLICATION TO MORE END MARKETS, thus encouraging
6)  DEVELOPMENT OF NEW TECHNOLOGIES.

And so, the cycle continues.

--------------------------------------------------------------------------------

              See important Fund disclosure on inside front cover.

Long-Term
Performance

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
For periods ended October 31, 1995

                             Without                 With
                           Sales Charge          Sales Charge

CLASS A SHARES
Inception (4/7/92)            14.67%               12.88%
1 Year                         5.24                -0.58

CLASS B SHARES
Inception (9/15/94)            4.32%                0.79%
1 Year                         4.35                -0.65


-------------------------------------------------------------------------------


                         GROWTH OF A $10,000 INVESTMENT


-------------------------------------------------------------------------------

          AIM International        Europe, Australia,      Lipper International
              Equity Fund          and Far East Index            Fund Index

4/7/92          $9,454                 $10,000                     $10,000

10/92            9,610                   9,843                       9,599

10/93           13,200                  13,572                      12,869

10/94           14,644                  14,981                      14,350

10/95           15,411                  14,970                      14,263


                             Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

AIM International Equity Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares.
   The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
   Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds. The Europe, Australia, and Far East Index (EAFE) is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
   An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                                                         For Consideration


                                          EXPANDING OPPORTUNITIES FOR INVESTORS OVERSEAS


Many investors have discovered the growing potential offered             1996 and beyond as foreign countries continue
by investing in a portfolio that includes foreign securities.            to grow and develop.


o    MORE OPPORTUNITY.                                                   o    GREATER DIVERSIFICATION.
Many of the largest companies in the world, based on market
capitalization, are outside the United States. In fact, 71 of            Most investors recognize the benefits of diversifying
world's 90 largest companies are not American. That list includes:       their investments across a variety of industries. Since
o    7 of the 10 largest APPLIANCE companies                             stock markets rarely move in step, it also makes sense to
o    7 of the 10 largest AUTOMOBILE companies                            consider diversifying into different countries. Studies
o    7 of the 10 largest INSURANCE companies                             show that a portfolio invested approximately 65% in U.S.
o    8 of the 10 largest CHEMICAL companies                              securities and 35% in foreign securities reduces the
o    8 of the 10 largest ELECTRICAL/ELECTRONICS companies                overall volatility and increased returns of an equity
o    8 of the 10 largest FINANCIAL SERVICES companies                    portfolio over time.
o    8 of the 10 largest MACHINERY companies
o    8 of the 10 largest UTILITIES companies
o   10 of the 10 largest BANKS.


Source: Morgan Stanley Capital International

o    GROWTH POTENTIAL.

Many countries are growing faster than the United States.
Moreover, earnings reports for international companies have been stronger than analysts had expected--a trend that could continue into

--------------------------------------------------------------------------------

BENEFITS OF A DIVERSIFIED STOCK PORTFOLIO

Growth of $10,000: 9/30/75-9/30/95

       65% U.S. Stocks/                    100%
   35% International Stocks             U.S. Stocks

          $164,938                        $15,5167

Source: Morgan Stanley Capital International

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOREIGN MARKETS HAVE DELIVERED HIGHER RETURNS

Average Total Returns in U.S. Dollars: 9/30/85-9/30/95

      Hong Kong               25.29%
      Netherlands             22.79
      Belgium                 21.78
      Sweden                  19.51
      Switzerland             19.00
      Spain                   18.16
      France                  17.92
      Sing/Malaysia           16.53
      United Kingdom          16.23
      United States           14.90
      Denmark                 14.39
      Austria                 14.02
      Australia               13.33
      Japan                   13.27
      Germany                 13.26

Source: Morgan Stanley Capital International

--------------------------------------------------------------------------------

                                                        (continued on next page)


              See important Fund disclosure on inside front cover.

For
Consideration

-------------------------

Top market performance

moves from country to

country, and many

foreign stock markets

have outperformed the

U.S. market.

   Over the past 10

years, market leadership

has rotated among seven

different countries.

During that time, the U.S.

stock market was never

the top performer, and it

was among the top five

only twice.

--------------------------


WORLD EQUITY MARKET LEADERSHIP MOVES FROM COUNTRY TO COUNTRY (as of 9/30/95)

Annual Total % Return in U.S. Dollar Terms

--------------------------------------------------------------------------------
                    Best                       Worst                      USA
      12/85  Austria     176.26%    Singapore/Malaysia    -22.19%        31.08%
      12/86  Spain       121.25     Norway                 -2.52         16.28
      12/87  Japan        43.03     Germany               -24.75          2.91
      12/88  Belgium      53.63     New Zealand           -13.75         14.61
      12/89  Austria     103.91     Finland                -9.63         30.01
      12/90  U.K.         10.29     New Zealand           -37.67         -3.15
      12/91  Hong Kong    49.52     Finland               -18.07         30.07
      12/92  Hong Kong    32.29     Denmark               -28.25          6.39
      12/93  Hong Kong   116.70     U.S.A.                  9.15          9.15
      12/94  Finland      52.18     Hong Kong              -28.9          1.13
      9/95   Finland      47.54     Japan                   -4.2         29.62
--------------------------------------------------------------------------------
Source: Morgan Stanley Capital International


IMPORTANT INFORMATION ABOUT INVESTING IN FOREIGN SECURITIES. Investors should understand the risks associated with investing in foreign securities such as currency risk, political and economic risk, regulatory risk, differences in accounting, and market risk.


              See important Fund disclosure on inside front cover.

                                                                    Financials

SCHEDULE OF INVESTMENTS

October 31, 1995


SHARES                                                                        MARKET VALUE
               STOCKS & OTHER EQUITY INTERESTS-88.85%

               ARGENTINA-0.65%

     202,200   Buenos Aires Embotellado S.A.-Class B-ADR
               (Beverages-Soft Drinks)                                         $4,625,325
------------------------------------------------------------------------------------------

               AUSTRALIA-3.67%

   1,407,294   Australia & New Zealand Banking Group Ltd. (Banking)              5,895,884
------------------------------------------------------------------------------------------
     214,282   Broken Hill Proprietary Co. Ltd. (Conglomerates)                  2,902,143
------------------------------------------------------------------------------------------
     267,100   News Corporation Ltd.-ADR (Publishing)                            4,874,575
------------------------------------------------------------------------------------------
     780,890   QBE Insurance Group Ltd. (Insurance-Broker)                       3,450,002
------------------------------------------------------------------------------------------
   2,139,900   QNI Ltd. (Metals-Miscellaneous)                                   4,107,669
------------------------------------------------------------------------------------------
     741,200   Western Mining Corp. Holding Ltd. (Metals-Miscellaneous)          4,753,888
------------------------------------------------------------------------------------------
                                                                                25,984,161
------------------------------------------------------------------------------------------

               AUSTRIA-1.24%

      47,800   Oesterreichische Elektrizitaetswirtschafts AG
                 (Verbundgesellschaft)-Class A
                 (Electric Services)                                            2,920,668
------------------------------------------------------------------------------------------
      52,000   OMV AG (Oil & Gas-Exploration & Production)                       4,490,229
------------------------------------------------------------------------------------------
       6,800   Wienerberger Baustoffindustrie AG (Building Materials)            1,366,662
------------------------------------------------------------------------------------------
                                                                                 8,777,559
------------------------------------------------------------------------------------------

               CANADA-2.70%

     536,000   Bombardier, Inc.-Class B (Transportation-Miscellaneous)           6,600,985
------------------------------------------------------------------------------------------
     128,000   GEAC Computer Corp. Ltd.(a) (Computer Software/Services)          1,767,428
------------------------------------------------------------------------------------------
     291,600   Imasco, Ltd. (Tobacco)                                            5,223,466
------------------------------------------------------------------------------------------
      83,400   Loewen Group, Inc. (Funeral Services)                             3,339,909
------------------------------------------------------------------------------------------
      60,300   Northern Telecom Ltd. (Telecommunications)                        2,170,800
------------------------------------------------------------------------------------------
                                                                                19,102,588
------------------------------------------------------------------------------------------

               CHILE-0.66%

      64,600   Compania de Telefonos de Chile S.A.-ADR (Telecommunications)      4,651,200
------------------------------------------------------------------------------------------

               DENMARK-1.73%

      79,300   Danisco A/S (Food Processing)                                     3,613,781
------------------------------------------------------------------------------------------
      24,500   Danske Traelastkompagni (Building Materials)                      1,748,719
------------------------------------------------------------------------------------------
      30,000   Novo Nordisk A/S-Class B (Medical-Drugs)                          3,815,886
------------------------------------------------------------------------------------------
      66,800   Unidanmark A/S (Banking-Money Center)                             3,068,594
------------------------------------------------------------------------------------------
                                                                                12,246,980
------------------------------------------------------------------------------------------

               FINLAND-0.47%

       7,250   Nokia Corp. (Telecommunications)                                    414,764
------------------------------------------------------------------------------------------
     150,000   Repola OY (Paper & Forest Products)                               2,902,816
------------------------------------------------------------------------------------------
                                                                                 3,317,580
------------------------------------------------------------------------------------------

Financials


SHARES                                                                         MARKET VALUE
               FRANCE-9.78%

      24,700   Accor S.A. (Hotels/Motels)                                       $2,934,643
------------------------------------------------------------------------------------------
       9,500   Carrefour Supermarche (Retail-Stores)                             5,579,436
------------------------------------------------------------------------------------------
      21,000   Castorama Dubois (Retail-Stores)                                  3,405,452
------------------------------------------------------------------------------------------
      19,000   Christian Dior S.A. (Consumer Non-Durables)                       1,864,993
------------------------------------------------------------------------------------------
      25,880   Docks de France, S.A. (Retail-Food & Drug)                        3,937,490
------------------------------------------------------------------------------------------
      26,400   ECCO Travail Temporaire (Business Services)                       4,092,186
------------------------------------------------------------------------------------------
      24,940   Essilor International-Compagnie Generale d'Optique
                 (Medical Instruments/Products)                                  4,615,591
------------------------------------------------------------------------------------------
   1,100,000   Euro Disneyland SCA(a) (Leisure & Recreation)                     3,700,333
------------------------------------------------------------------------------------------
      28,000   Legrand (Electronic Components/Miscellaneous)                     4,683,749
------------------------------------------------------------------------------------------
      18,700   LVMH Moet Hennessy Louis Vuitton (Beverages-Alcoholic)            3,720,803
------------------------------------------------------------------------------------------
      34,800   Pinault-Printemps, S.A. (Retail-Food & Drug)                      7,543,404
------------------------------------------------------------------------------------------
      20,800   Promodes S.A. (Retail-Food & Drug)                                5,065,909
------------------------------------------------------------------------------------------
      10,000   Rexel S.A. (Transportation-Miscellaneous)                         1,615,509
------------------------------------------------------------------------------------------
      37,600   Roussel-Uclaf (Medical-Drugs)                                     6,166,581
------------------------------------------------------------------------------------------
      80,000   SGS-Thomson Microelectronics N.V.(a) (Electronic
                 Components/Miscellaneous)                                       3,620,000
------------------------------------------------------------------------------------------
      18,920   Sidel S.A. (Machinery-Miscellaneous)                              6,569,633
------------------------------------------------------------------------------------------
                                                                                69,115,712
------------------------------------------------------------------------------------------

               GERMANY-2.34%

       6,000   Altana A.G. (Medical-Drugs)                                       3,488,917
------------------------------------------------------------------------------------------
       6,300   Gehe A.G. (Medical-Drugs)                                         3,092,711
------------------------------------------------------------------------------------------
      10,900   Mannesmann A.G. (Machinery-Miscellaneous)                         3,587,646
------------------------------------------------------------------------------------------
     155,000   VEBA A.G. (Electric Services)                                     6,363,633
------------------------------------------------------------------------------------------
                                                                                16,532,907
------------------------------------------------------------------------------------------

               HONG KONG-5.55%

     860,000   Cheung Kong Holdings Ltd. (Real Estate)                           4,849,645
------------------------------------------------------------------------------------------
   1,106,000   Consolidated Electric Power of Asia (Electric Services)           2,238,693
------------------------------------------------------------------------------------------
   5,669,908   First Pacific Co. (Conglomerates)                                 6,526,661
------------------------------------------------------------------------------------------
     498,000   HSBC Holdings PLC (Banking)                                       7,246,143
------------------------------------------------------------------------------------------
   1,398,000   Hutchison Whampoa Ltd. (Conglomerates)                            7,702,679
------------------------------------------------------------------------------------------
   1,024,000   New World Infrastructure(a) (Conglomerates)                       1,801,208
------------------------------------------------------------------------------------------
   6,000,000   Shanghai Petrochemical Co., Ltd. (Chemicals)                      1,726,658
------------------------------------------------------------------------------------------
     651,100   Sun Hung Kai Properties Ltd. (Real Estate)                        5,200,076
------------------------------------------------------------------------------------------
   1,000,000   Vatronix International (Electronic Components/Miscellaneous)      1,907,730
------------------------------------------------------------------------------------------
                                                                                39,199,493
------------------------------------------------------------------------------------------

               INDIA-0.21%

      95,000   Reliance Industries GDS(a) (Conglomerates)                        1,482,000
------------------------------------------------------------------------------------------

               INDONESIA-2.36%

   1,741,000   PT Astra International (Automobile/Trucks Parts & Tires)          3,488,133
------------------------------------------------------------------------------------------
   1,246,000   PT Bank International Indonesia (Banking)                         4,361,823
------------------------------------------------------------------------------------------
     957,500   PT Hanjaya Mandala Sampoerna (Tobacco)                            8,854,029
------------------------------------------------------------------------------------------
                                                                                16,703,985
------------------------------------------------------------------------------------------

                                                                     Financials


SHARES                                                                         MARKET VALUE
               IRELAND-0.45%

      79,400   Elan Corp. PLC-ADR(a) (Medical-Drugs)                            $3,185,925
------------------------------------------------------------------------------------------

               ISRAEL-0.51%

      91,000   Teva Pharmaceutical Industries Ltd.-ADR (Medical-Drugs)           3,571,750
------------------------------------------------------------------------------------------

               ITALY-0.93%

   2,283,000   Telecom Italia Mobile S.p.A.(a) (Telecommunications)              3,831,258
------------------------------------------------------------------------------------------
   1,827,000   Telecom Italia S.p.A. (Telecommunications)                        2,773,739
------------------------------------------------------------------------------------------
                                                                                 6,604,997
------------------------------------------------------------------------------------------

               JAPAN-19.17%

     100,000   Advantest Corp. (Electronic Components/Miscellaneous)             5,669,876
------------------------------------------------------------------------------------------
     168,299   Alpine Electronics (Electronic Components/Miscellaneous)          2,336,232
------------------------------------------------------------------------------------------
      32,700   Autobacs Seven (Retail-Stores)                                    3,084,755
------------------------------------------------------------------------------------------
     270,000   Bridgestone Corp. (Automobile/Trucks Parts & Tires)               3,747,984
------------------------------------------------------------------------------------------
     276,000   Canon, Inc. (Office Products)                                     4,721,638
------------------------------------------------------------------------------------------
     235,000   Exedy Corp. (Automobile/Trucks Parts & Tires)                     3,652,671
------------------------------------------------------------------------------------------
     100,800   Fanuc Ltd. (Machine Tools)                                        4,365,257
------------------------------------------------------------------------------------------
     445,000   Fujitsu Ltd. (Computer Mainframes)                                5,307,200
------------------------------------------------------------------------------------------
     547,000   Hitachi Ltd. (Electronic Components/Miscellaneous)                5,614,644
------------------------------------------------------------------------------------------
     195,000   Hoya Corp. (Medical Instruments/Products)                         5,718,755
------------------------------------------------------------------------------------------
     225,000   Kajima Corp. (Engineering & Construction)                         2,076,348
------------------------------------------------------------------------------------------
     200,000   Koa Corp. (Electronic Components/Miscellaneous)                   3,245,515
------------------------------------------------------------------------------------------
      77,000   Kyocera Corp. (Electronic Components/Miscellaneous)               6,307,835
------------------------------------------------------------------------------------------
     152,000   Mitsumi Electric Co. Ltd. (Electronic                             3,670,170
                 Components/Miscellaneous)
------------------------------------------------------------------------------------------
     492,000   NEC Corp. (Semiconductors)                                        6,492,986
------------------------------------------------------------------------------------------
      26,400   Nemic-Lambda K.K. (Electronic Components/Miscellaneous)           1,269,739
------------------------------------------------------------------------------------------
      46,000   Nichiei Co., Ltd. (Business Services)                             2,855,467
------------------------------------------------------------------------------------------
     465,000   Nikon Corp. (Conglomerate)                                        6,636,688
------------------------------------------------------------------------------------------
      17,100   Nippon Television Network (Advertising/Broadcasting)              4,078,792
------------------------------------------------------------------------------------------
      64,000   Nissen (Retail Stores)                                            1,845,643
------------------------------------------------------------------------------------------
         150   NTT Data Communications Systems Co.                               3,753,849
------------------------------------------------------------------------------------------
     224,000   Omron Corp. (Electronic Components/Miscellaneous)                 5,233,491
------------------------------------------------------------------------------------------
      58,000   Plenus Co., Ltd. (Restaurants)                                    2,738,550
------------------------------------------------------------------------------------------
     582,000   Ricoh Co., Ltd. (Office Products)                                 6,258,370
------------------------------------------------------------------------------------------
     133,000   Rohm Co., Ltd. (Electronic Components/Miscellaneous)              8,074,002
------------------------------------------------------------------------------------------
      80,100   SMC (Machinery-Miscellaneous)                                     5,629,982
------------------------------------------------------------------------------------------
     176,000   Tokyo Electron Ltd. (Electronic Components/Miscellaneous)         7,639,083
------------------------------------------------------------------------------------------
     915,000   Toshiba Corp. (Electronic Components/Miscellaneous)               6,628,037
------------------------------------------------------------------------------------------
     427,000   Yamaha Corp. (Leisure & Recreation)                               6,803,949
------------------------------------------------------------------------------------------
                                                                               135,457,508
------------------------------------------------------------------------------------------

Financials


SHARES                                                                         MARKET VALUE
               MALAYSIA-2.62%

   1,300,000   Bandar Raya Developments Berhad (Real Estate)                    $1,944,116
------------------------------------------------------------------------------------------
     247,000   Edaran Otomobil Nasional Berhad (Retail-Stores)                   1,944,116
------------------------------------------------------------------------------------------
   1,508,000   Land & General Berhad (Paper & Forest Products)                   3,501,456
------------------------------------------------------------------------------------------
     679,000   Malayan Banking Berhad (Banking)                                  5,477,961
------------------------------------------------------------------------------------------
     906,000   United Engineers (Building Materials)                             5,633,530
------------------------------------------------------------------------------------------
                                                                                18,501,179
------------------------------------------------------------------------------------------

               MEXICO-0.80%

     431,000   Kimberly-Clark de Mexico S.A. (Retail-Stores)                     5,625,684
------------------------------------------------------------------------------------------

               NETHERLANDS-4.76%

     540,000   Elsevier N.V. (Publishing)                                        6,981,873
------------------------------------------------------------------------------------------
      32,050   Heineken N.V. (Beverages-Alcoholic)                               5,687,666
------------------------------------------------------------------------------------------
     142,000   Koninklijke Ahold N.V. (Retail-Food & Drug)                       5,381,924
------------------------------------------------------------------------------------------
      48,100   Uitgevuer Bezit N.V. (Publishing)                                 6,743,390
------------------------------------------------------------------------------------------
     124,000   Vendex International N.V. (Retail-Stores)                         3,575,865
------------------------------------------------------------------------------------------
      58,000   Wolters Kluwer N.V. (Publishing)                                  5,278,743
------------------------------------------------------------------------------------------
                                                                                33,649,461
------------------------------------------------------------------------------------------

                NEW ZEALAND-0.74%

   1,251,400   Telecom Corp. of New Zealand Ltd. (Telephone)                     5,195,924
------------------------------------------------------------------------------------------

                NORWAY-1.13%

      86,000   Norsk Hydro A.S. (Chemicals)                                      3,425,084
------------------------------------------------------------------------------------------
      14,500   Orkla A.S. (Conglomerates)                                          749,799
------------------------------------------------------------------------------------------
     750,000   UNI Storebrand A.S.(a) (Insurance-Life & Health)                  3,781,917
------------------------------------------------------------------------------------------
                                                                                 7,956,800
------------------------------------------------------------------------------------------

               PHILIPPINES-0.23%

  11,303,000   Metro Pacific Corp. (Conglomerates)                               1,629,614
------------------------------------------------------------------------------------------

               PORTUGAL-0.49%

     182,000   Portugal Telecom S.A.(a) (Telecommunications)                     3,446,459
------------------------------------------------------------------------------------------

               SINGAPORE-1.55%

     528,000   Cerebos Pacific Ltd. (Food/Processing)                            3,288,323
------------------------------------------------------------------------------------------
     845,000   City Developments Ltd. (Real Estate)                              5,232,661
------------------------------------------------------------------------------------------
     279,200   United OverSeas Bank Ltd. (Banking)                               2,450,163
------------------------------------------------------------------------------------------
                                                                                10,971,147
------------------------------------------------------------------------------------------

               SPAIN-3.09%

      16,200   Acerinox S.A. (Metals-Miscellaneous)                              1,706,870
------------------------------------------------------------------------------------------
      66,000   Corporacion Mapfre Compania Internacional De Reaseguros S.A.
                 (Insurance-Broker)                                              3,379,624
------------------------------------------------------------------------------------------
     105,500   Empresa Nacional de Electricidad, S.A. (Telephone)                5,246,692
------------------------------------------------------------------------------------------
      57,200   Gas Natural SDG-E.S.A. (Natural Gas Pipeline)                     7,845,053
------------------------------------------------------------------------------------------
     109,800   Tabacalera S.A. (Tobacco)                                         3,674,843
------------------------------------------------------------------------------------------
                                                                                21,853,082
------------------------------------------------------------------------------------------

                                                                      Financials


               SHARES                                                          MARKET VALUE
               SWEDEN-3.52%

     207,000   Astra AB (Medical-Drugs)                                         $7,481,252
------------------------------------------------------------------------------------------
      61,000   Autoliv AB (Automobile/Trucks Parts & Tires)                      3,499,834
------------------------------------------------------------------------------------------
     218,000   Sandvik AB (Metals-Miscellaneous)                                 4,103,545
------------------------------------------------------------------------------------------
     160,000   Skandia Forsakrings AB (Insurance--Multi-Line Property)            4,059,874
------------------------------------------------------------------------------------------
     269,280   Telefonaktiebolaget L.M. Ericsson-ADR (Telecommunications)        5,751,653
------------------------------------------------------------------------------------------
                                                                                24,896,158
------------------------------------------------------------------------------------------

               SWITZERLAND-3.33%

       6,200   BBC Brown Boveri Ltd. (Engineering & Construction)                7,192,284
------------------------------------------------------------------------------------------
       5,640   Ciba-Geigy Ltd. (Medical-Drugs)                                   4,883,396
------------------------------------------------------------------------------------------
       1,040   Roche Holdings A.G. (Medical-Drugs)                               7,557,474
------------------------------------------------------------------------------------------
       4,700   Sandoz AG (Chemicals)                                             3,879,063
------------------------------------------------------------------------------------------
                                                                                23,512,217
------------------------------------------------------------------------------------------

               THAILAND-2.18%

      41,800   Bank of Ayudhya Ltd. (Banking)                                      240,850
------------------------------------------------------------------------------------------
   1,502,920   Krung Thai Bank PLC (Banking)                                     5,972,263
------------------------------------------------------------------------------------------
     246,300   Land & House Co. Ltd. (Home Building)                             3,973,686
------------------------------------------------------------------------------------------
     118,600   Thai Farmers Bank (Banking)                                         980,282
------------------------------------------------------------------------------------------
     338,200   United Communication Industry (Telecommunications)                4,273,698
------------------------------------------------------------------------------------------
                                                                                15,440,779
------------------------------------------------------------------------------------------

               UNITED KINGDOM-11.99%

     700,000   Argos PLC (Retail-Stores)                                         5,655,336
------------------------------------------------------------------------------------------
   1,100,000   Asda Group PLC (Retail-Food & Drug)                               1,782,609
------------------------------------------------------------------------------------------
     330,000   BOC Group PLC (Chemicals)                                         4,533,913
------------------------------------------------------------------------------------------
     517,000   British Petroleum PLC (Oil & Gas-Exploration & Production)        3,800,870
------------------------------------------------------------------------------------------
   3,140,000   Burton Group PLC (Retail-Stores)                                  5,001,660
------------------------------------------------------------------------------------------
     510,000   Compass Group PLC (Food/Processing)                               3,467,194
------------------------------------------------------------------------------------------
     750,000   Cookson Group PLC (Conglomerates)                                 3,474,308
------------------------------------------------------------------------------------------
     726,000   Dixons Group PLC (Retail-Stores)                                  4,396,174
------------------------------------------------------------------------------------------
     360,000   Farnell Electronics PLC (Electronic Components/Miscellaneous)     3,807,747
------------------------------------------------------------------------------------------
     680,000   Granada Group PLC (Leisure & Recreation)                          7,278,419
------------------------------------------------------------------------------------------
   1,490,000   Medeva PLC (Medical-Drugs)                                        6,419,368
------------------------------------------------------------------------------------------
     402,181   Provident Financial PLC (Finance-Consumer Credit)                 4,889,758
------------------------------------------------------------------------------------------
     649,000   Rentokil Group PLC (Business Services)                            3,232,174
------------------------------------------------------------------------------------------
     385,000   Smith (David S.) Holdings PLC (Paper & Forest Products)           3,506,087
------------------------------------------------------------------------------------------
     645,000   Standard Chartered PLC (Banking)                                  5,292,569
------------------------------------------------------------------------------------------
     745,000   Storehouse PLC (Retail-Stores)                                    3,533,597
------------------------------------------------------------------------------------------
     315,000   Thorn EMI PLC (Leisure & Recreation)                              7,335,889
------------------------------------------------------------------------------------------
     925,000   Vickers PLC (Automobile Manufacturers)                            3,670,751
------------------------------------------------------------------------------------------
   1,500,000   WPP Group (Advertising/Broadcasting)                              3,628,459
------------------------------------------------------------------------------------------
                                                                                84,706,882
------------------------------------------------------------------------------------------
               Total Stocks & Other Equity Interests                           627,945,056
------------------------------------------------------------------------------------------

Financials


SHARES                                                                         MARKET VALUE
               RIGHTS & WARRANTS-0.15%

               MALAYSIA-0.15%

     270,000   YTL Corp. Berhad, expiring 1997 (Engineering & Construction)     $1,051,948
------------------------------------------------------------------------------------------
 PRINCIPAL
   AMOUNT
               CONVERTIBLE BONDS-0.71%

 $ 4,780,000   MBL International Finance Bermuda, Convertible Bonds, 3.00%,
                 11/30/02                                                        4,983,150
------------------------------------------------------------------------------------------

               REPURCHASE AGREEMENT-2.01%(b)

  14,250,684   Daiwa Securities America, Inc., 5.90%, 11/01/95(c)               14,250,684
------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 91.72%                                     648,230,838
------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES -- 8.28%                           58,496,631
------------------------------------------------------------------------------------------
               NET ASSETS -- 100.00%                                          $706,727,469
==========================================================================================

Notes to Schedule of Investments:
(a) Non-income producing security.

(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.

(c) Joint repurchase agreement entered into 10/31/95 with a maturing value of $401,494,641. Collateralized by $353,853,000 U.S. Treasury obligations, 8.375% due 08/15/08.

                     See Notes to Financial Statements.

                                                               Financials

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1995

ASSETS:

Investments, at market value (cost $552,096,213)                            $648,230,838
----------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $45,512,454)                        45,335,748
----------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                            18,923,357
----------------------------------------------------------------------------------------
  Capital stock sold                                                           3,800,742
----------------------------------------------------------------------------------------
  Dividends and interest                                                       1,664,631
----------------------------------------------------------------------------------------
  Foreign currency                                                             1,705,929
----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                         11,193
----------------------------------------------------------------------------------------
Other assets                                                                      65,581
----------------------------------------------------------------------------------------
    Total assets                                                             719,738,019
----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                                        8,959,475
----------------------------------------------------------------------------------------
  Capital stock reacquired                                                       919,749
----------------------------------------------------------------------------------------
  Foreign currency                                                             1,703,525
----------------------------------------------------------------------------------------
  Deferred compensation                                                           11,193
----------------------------------------------------------------------------------------
Accrued advisory fees                                                            557,489
----------------------------------------------------------------------------------------
Accrued administrative services fees                                               2,500
----------------------------------------------------------------------------------------
Accrued directors' fees                                                              812
----------------------------------------------------------------------------------------
Accrued distribution fees                                                        329,656
----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                      137,000
----------------------------------------------------------------------------------------
Accrued operating expenses                                                       389,151
----------------------------------------------------------------------------------------
    Total liabilities                                                         13,010,550
----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                 $706,727,469
========================================================================================

NET ASSETS:

Class A                                                                     $654,763,825
========================================================================================
Class B                                                                     $ 51,963,644
========================================================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                                                 200,000,000
----------------------------------------------------------------------------------------
  Outstanding                                                                 47,952,875
========================================================================================
Class B:
  Authorized                                                                 200,000,000
----------------------------------------------------------------------------------------
  Outstanding                                                                  3,836,621
========================================================================================
Class A:
  Net asset value and redemption price per share                                  $13.65
========================================================================================
  Offering price per share:
    (Net asset value of $13.65 divided by 94.50%)                                 $14.44
========================================================================================
Class B:
  Net asset value and offering price per share                                    $13.54
========================================================================================

See Notes to Financial Statements.

Financials

STATEMENT OF OPERATIONS

For the year ended October 31, 1995

INVESTMENT INCOME:

Dividends (net of $1,433,521 foreign withholding tax)                        $10,074,533
----------------------------------------------------------------------------------------
Interest                                                                       1,527,686
----------------------------------------------------------------------------------------
  Total investment income                                                     11,602,219
----------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                  6,225,765
----------------------------------------------------------------------------------------
Administrative services fees                                                      29,858
----------------------------------------------------------------------------------------
Directors' fees                                                                   11,163
----------------------------------------------------------------------------------------
Distribution fees-Class A                                                      1,903,555
----------------------------------------------------------------------------------------
Distribution fees-Class B                                                        208,253
----------------------------------------------------------------------------------------
Custodian fees                                                                   711,930
----------------------------------------------------------------------------------------
Transfer agent fees-Class A                                                    1,205,385
----------------------------------------------------------------------------------------
Transfer agent fees-Class B                                                       80,189
----------------------------------------------------------------------------------------
Other                                                                            834,857
----------------------------------------------------------------------------------------
  Total expenses                                                              11,210,955
----------------------------------------------------------------------------------------
Less advisory fees waived                                                        (77,672)
----------------------------------------------------------------------------------------
  Net expenses                                                                11,133,283
----------------------------------------------------------------------------------------
Net investment income                                                            468,936
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) on sales of:
  Investment securities                                                       19,512,242
----------------------------------------------------------------------------------------
  Foreign currencies                                                            (210,424)
----------------------------------------------------------------------------------------
                                                                              19,301,818
----------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                                                        9,349,878
----------------------------------------------------------------------------------------
  Foreign currencies                                                            (537,122)
----------------------------------------------------------------------------------------
                                                                               8,812,756
----------------------------------------------------------------------------------------
  Net gain on investment securities and foreign currencies                    28,114,574
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $28,583,510
========================================================================================

See Notes to Financial Statements.

                                                                      Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1995 and 1994

                                                                 1995               1994
OPERATIONS:

Net investment income                                        $    468,936       $  1,270,473
--------------------------------------------------------------------------------------------
Net realized gain on sales of investment securities and
  foreign currencies                                           19,301,818         27,935,713
--------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities and
  foreign currencies                                            8,812,756         23,766,336
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations         28,583,510         52,972,522
--------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                      (2,166,421)          (381,603)
--------------------------------------------------------------------------------------------
  Class B                                                         (19,050)                --
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized capital gains:
  Class A                                                     (23,092,160)                --
--------------------------------------------------------------------------------------------
  Class B                                                        (287,957)                --
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                     (54,671,896)       283,363,359
--------------------------------------------------------------------------------------------
  Class B                                                      45,389,211          4,755,554
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (6,264,763)       340,709,832
--------------------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                           712,992,232        372,282,400
--------------------------------------------------------------------------------------------
End of period                                                $706,727,469       $712,992,232
============================================================================================

NET ASSETS CONSIST OF:

Capital (par value and additional paid-in)                   $590,886,286       $599,529,243
--------------------------------------------------------------------------------------------
Undistributed net investment income                               237,171          1,368,300
--------------------------------------------------------------------------------------------
Undistributed net realized gain on sales of investment
  securities and foreign currencies                            19,504,994         24,808,427
--------------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and
  foreign currencies                                           96,099,018         87,286,262
--------------------------------------------------------------------------------------------
                                                             $706,727,469       $712,992,232
============================================================================================

See Notes to Financial Statements.

Financials

NOTES TO FINANCIAL STATEMENTS
October 31, 1995

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES
AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four separate series portfolios: AIM International Equity Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Investment securities are valued at the last sales price on the exchange on which the securities are traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices on valuation date or absent a last sales price, at the mean of the closing bid and asked prices. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1995, undistributed net investment income was increased by $585,406, paid-in capital increased by $639,728 and undistributed net realized gains reduced by $1,225,134 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                                                                      Financials

F. Organizational Costs -- Organizational costs of $23,098 were borne by the Fund. Such costs are amortized to operations over sixty months. Prior to full amortization of the organizational costs, the proceeds of any redemption of the shares related to the Fund's initial formation (10,000 Class A shares) will be reduced by a pro rata share of such unamortized organizational expenses. The pro rata share of organizational expenses will be calculated by dividing the number of initial shares redeemed by the remaining number of initial shares outstanding at the time of the redemption and multiplying the result by the unamortized organizational expenses.
G. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM is currently voluntarily waiving a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. The waiver of fees is entirely voluntary and the Board of Directors of the Company would be advised of any decision by AIM to discontinue the waiver. During the year ended October 31, 1995, AIM waived fees of $77,672. Under the terms of the advisory agreement, AIM will, if necessary, reduce its fee or make payments to the Fund to the extent necessary to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1995, AIM was reimbursed $29,858 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1995, the Fund paid AFS $757,067 for such services.
   The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors at an annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and to implement a program which provides periodic payments to selected dealers and financial institutions, in amounts of up to 0.25% of the average daily net assets of the Class A shares attributable to the customers of such dealers or financial institutions, who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1995, the Class A shares and the Class B shares paid AIM Distributors $1,903,555 and $208,253, respectively, as compensation under the Plans.

Financials

   AIM Distributors received commissions of $565,101 from sales of the Class A shares of the Fund during the year ended October 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1995, AIM Distributors received commissions of $106,168 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

   During the year ended October 31, 1995, the Fund incurred legal fees of $6,527 for services rendered by the law firm of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS
The Fund has a $10,800,000 committed line of credit with a financial institution syndicate with Chemical Bank of New York as the administrative agent. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period July 20, 1995 (effective date of Credit Agreement) through October 31, 1995, the Fund did not borrow under the line of credit agreement. The Fund is charged a commitment fee, payable quarterly, at the rate of 1/10 of 1% per annum on the unused balance of the Fund's commitment.

NOTE 5-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1995 was $409,967,333 and $474,743,130, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities                                             $110,270,738
-------------------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                                            (14,992,393)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                                                   $ 95,278,345
===================================================================================================================
Cost of investments for tax purposes is $522,952,493.

NOTE 6-CAPITAL STOCK
Changes in the Fund's capital stock outstanding during the years ended October 31, 1995 and 1994 were as follows:

                                                                           1995                                1994
                                                              ------------------------------      ------------------------------
                                                                Shares            Amount            Shares            Amount
                                                              -----------      -------------      -----------      -------------
Sold:
  Class A                                                      19,941,452      $ 256,345,253       32,646,831      $ 422,295,820
-----------------------------------------------------------   -----------      -------------      -----------      -------------
  Class B*                                                      3,764,258         49,112,660          359,146          4,768,687
-----------------------------------------------------------   -----------      -------------      -----------      -------------
Issued as reinvestment of dividends:
  Class A                                                       1,330,022         15,787,364           17,420            217,930
-----------------------------------------------------------   -----------      -------------      -----------      -------------
  Class B*                                                         24,816            294,807               --                 --
-----------------------------------------------------------   -----------      -------------      -----------      -------------
Reacquired:
  Class A                                                     (25,762,596)      (326,804,513)     (10,785,235)      (139,150,391)
-----------------------------------------------------------   -----------      -------------      -----------      -------------
  Class B*                                                       (310,613)        (4,018,256)            (986)           (13,133)
-----------------------------------------------------------   -----------      -------------      -----------      -------------
                                                               (1,012,661)     $  (9,282,685)      22,237,176      $ 288,118,913
===========================================================   ===========      =============      ===========      =============

* Sales of Class B shares commenced on September 15, 1994.

                                                                      Financials

NOTE 7-FINANCIAL HIGHLIGHTS
Shown below are the condensed financial highlights for a Class A share outstanding during each of the years in the three-year period ended October 31, 1995 and the period November 5, 1991 (date operations commenced) through October 31, 1992 and for a Class B share outstanding during the year ended October 31, 1995 and the period September 15, 1994 (date sales commenced) through October 31, 1994.

                                                                  1995           1994           1993           1992
                                                               -------        -------        -------        -------
CLASS A:
Net asset value, beginning of period                           $ 13.50        $ 12.18        $  8.88        $  8.61(a)
------------------------------------------------------------   -------        -------        -------        -------
Income from investment operations:
  Net investment income                                           0.01           0.02           0.02           0.03
------------------------------------------------------------   -------        -------        -------        -------
  Net gains on securities (both realized and unrealized)          0.62           1.31           3.29           0.26
------------------------------------------------------------   -------        -------        -------        -------
         Total from investment operations                         0.63           1.33           3.31           0.29
------------------------------------------------------------   -------        -------        -------        -------
Less distributions:
  Dividends from net investment income                           (0.04)         (0.01)         (0.01)         (0.02)
------------------------------------------------------------   -------        -------        -------        -------
  Distributions from capital gains                               (0.44)            --             --             --
------------------------------------------------------------   -------        -------        -------        -------
         Total distributions                                     (0.48)         (0.01)         (0.01)         (0.02)
------------------------------------------------------------   -------        -------        -------        -------
Net asset value, end of period                                 $ 13.65        $ 13.50        $ 12.18        $  8.88
============================================================   =======        =======        =======        =======
Total return(b)                                                   5.24%         10.94%         37.36%          3.36%
============================================================   =======        =======        =======        =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $654,764       $708,159       $372,282       $122,663
============================================================   =======        =======        =======        =======
Ratio of expenses to average net assets                           1.67%(c)(d)    1.64%          1.78%          1.80%(e)
============================================================   =======        =======        =======        =======
Ratio of net investment income to average net assets              0.10%(c)(d)    0.22%          0.28%          0.30%(e)
============================================================   =======        =======        =======        =======
Portfolio turnover rate                                             68%            67%            62%            41%
============================================================   =======        =======        =======        =======

(a) Net asset value at the beginning of the period has been restated to reflect a 1.1619 for 1 stock split, effected in the form of a dividend, on May 21, 1992.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c)  Ratios are based on average net assets of $634,518,409.
(d) After waiver of advisory fees. Ratios of expenses and net investment income prior to waiver of advisory fees are 1.68% and 0.09%, respectively.
(e)  Annualized. After waiver of advisory fees.

                                                                                          1995            1994
                                                                                        --------        --------
CLASS B:
Net asset value, beginning of period                                                    $  13.49        $  13.42
-------------------------------------------------------------------------------------   --------        --------
Income from investment operations:
  Net investment income (loss)                                                             (0.09)          (0.01)
-------------------------------------------------------------------------------------   --------        --------
  Net gains on securities (both realized and unrealized)                                    0.61            0.08
-------------------------------------------------------------------------------------   --------        --------
         Total from investment operations                                                   0.52            0.07
-------------------------------------------------------------------------------------   --------        --------
Less distributions:
  Dividends from net investment income                                                     (0.03)             --
-------------------------------------------------------------------------------------   --------        --------
  Distributions from capital gains                                                         (0.44)             --
-------------------------------------------------------------------------------------   --------        --------
         Total distributions                                                               (0.47)             --
-------------------------------------------------------------------------------------   --------        --------
Net asset value, end of period                                                          $  13.54        $  13.49
=====================================================================================   ========        ========
Total return(a)                                                                             4.35%           0.52%
=====================================================================================   ========        ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                                $ 51,964        $  4,833
=====================================================================================   ========        ========
Ratio of expenses to average net assets                                                     2.55%(b)(c)     2.53%(d)
=====================================================================================   ========        ========
Ratio of net investment income (loss) to average net assets                                (0.78)%(b)(c)    (0.67)%(d)
=====================================================================================   ========        ========
Portfolio turnover rate                                                                       68%             67%
=====================================================================================   ========        ========

(a) Does not deduct contingent deferred sales charges and for periods less than one year, total returns are not annualized.
(b)  Ratios are based on average net assets of $20,825,255.
(c)  After waiver of advisory fees. Ratios of expenses and net investment income
     (loss) prior to waiver of advisory fees are 2.56% and (0.79)%, respectively.
(d)  Annualized.

Financials

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
AIM International Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM International Equity Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period November 5, 1991 (date operations commenced) through October 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM International Equity Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period November 5, 1991 (date operations commenced) through October 31, 1992, in conformity with generally accepted accounting principles.

                                                  KPMG Peat Marwick LLP

Houston, Texas
December 8, 1995

                                                    Directors & Officers

BOARD OF DIRECTORS                OFFICERS                     OFFICE OF THE FUND

Charles T. Bauer                  Charles T. Bauer             11 Greenway Plaza
Chairman and                      Chairman                     Suite 1919
Chief Executive Officer                                        Houston, TX 77046
A I M Management Group Inc.       Robert H. Graham
                                  President                    INVESTMENT ADVISOR
Bruce L. Crockett
Director, President, and          John J. Arthur               A I M Advisors, Inc.
Chief Executive Officer           Senior Vice President        11 Greenway Plaza
COMSAT Corporation                and Treasurer                Suite 1919
                                                               Houston, TX 77046
Owen Daly II                      Gary T. Crum
Director                          Senior Vice President        TRANSFER AGENT
Cortland Trust Inc.
                                  Carol F. Relihan             A I M Fund Services, Inc.
Carl Frischling                   Vice President and           11 Greenway Plaza
Partner                           Secretary                    Suite 1919
Kramer, Levin, Naftalis,                                       Houston, TX 77046
Nessen, Kamin & Frankel           Dana R. Sutton
                                  Vice President               CUSTODIAN
Robert H. Graham                  and Assistant Treasurer
President and Chief                                            State Street Bank & Trust Company
Operating Officer                 Robert G. Alley              225 Franklin Street
A I M Management Group Inc.       Vice President               Boston, MA 02110

John F. Kroeger                   Melville B. Cox              COUNSEL TO THE FUND
Formerly, Consultant              Vice President
Wendell & Stockel                                              Ballard Spahr Andrews & Ingersoll
Associates, Inc.                  Jonathan C. Schoolar         1735 Market Street
                                  Vice President               Philadelphia, PA 19103
Lewis F. Pennock
Attorney                          P. Michelle Grace            COUNSEL TO THE DIRECTORS
                                  Assistant Secretary
Ian W. Robinson                                                Kramer, Levin, Naftalis, Nessen,
Consultant; Former Executive      David L. Kite                Kamin & Frankel
Vice President and Chief          Assistant Secretary          919 Third Avenue
Financial Officer                                              New York, NY 10022
Bell Atlantic Management          Nancy L. Martin
Services, Inc.                    Assistant Secretary          DISTRIBUTOR

Louis S. Sklar                    Ofelia M. Mayo               A I M Distributors, Inc.
Executive Vice President          Assistant Secretary          11 Greenway Plaza
Hines Interests                                                Suite 1919
Limited Partnership               Kathleen J. Pflueger         Houston, TX 77046
                                  Assistant Secretary
                                                               AUDITORS
                                  Samuel D. Sirko
                                  Assistant Secretary          KPMG Peat Marwick LLP
                                                               700 Louisiana
                                  Stephen I. Winer             NationsBank Bldg.
                                  Assistant Secretary          Houston, TX 77002

                                  Mary J. Benson
                                  Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION

The Fund distributed long-term capital gains of $0.443 per share to shareholders during its tax year ended October 31, 1995.


[PHOTO OF AIM MANAGEMENT                                                     THE AIM FAMILY OF FUNDS(R)
GROUP OFFICE BUILDING]

                                                                             AGGRESSIVE GROWTH
                                                                             AIM Aggressive Growth Fund*
                                                                             AIM Constellation Fund
                                                                             AIM Global Aggressive Growth Fund

                                                                             GROWTH
                                                                             AIM Global Growth Fund
                                                                             AIM Growth Fund
                                                                             AIM International Equity Fund
                                                                             AIM Value Fund
                                                                             AIM Weingarten Fund

                                                                             GROWTH AND INCOME
                                                                             AIM Balanced Fund
                                                                             AIM Charter Fund

                                                                             INCOME AND GROWTH
                                                                             AIM Global Utilities Fund**

                                                                             HIGH CURRENT INCOME
                                                                             AIM High Yield Fund

                                                                             CURRENT INCOME
                                                                             AIM Global Income Fund
                                                                             AIM Income Fund

                                                                             CURRENT TAX-FREE INCOME
                                                                             AIM Municipal Bond Fund
                                                                             AIM Tax-Exempt Bond Fund of CT
                                                                             AIM Tax-Free Intermediate Shares

                                                                             CURRENT INCOME AND HIGH DEGREE
                                                                              OF SAFETY
                                                                             AIM Intermediate Government Fund***

                                                                             HIGH DEGREE OF SAFETY AND
                                                                              CURRENT INCOME
                                                                             AIM Limited Maturity Treasury Shares

                                                                             STABILITY, LIQUIDITY, AND
                                                                              CURRENT INCOME
                                                                             AIM Money Market Fund

                                                                             STABILITY, LIQUIDITY, AND
                                                                              CURRENT TAX-FREE INCOME
                                                                             AIM Tax-Exempt Cash Fund


                                                                             * AIM Aggressive Growth Fund was closed to new
                                                                             investors on July 18, 1995. ** On May 1,
                                                                             1995, AIM Utilities Fund broadened its
                                                                             investment strategy to permit up to 80%
                                                                             of its total assets to be invested in
AIM Management Group has provided leadership                                 foreign securities, and was renamed AIM
in the mutual fund industry since 1976 and                                   Global Utilities Fund. *** On September 25,
currently manages approximately $40 billion                                  1995, AIM Government Securities Fund became
in assets for more than 2 million shareholders,                              AIM Intermediate Government Fund. For more
including individual investors, corporate clients,                           complete information about any AIM Fund(s),
and financial institutions. The AIM Family of                                including sales charges and expenses, ask
Funds(R) is distributed nationwide, and AIM                                  your financial consultant or securities dealer
today ranks among the nation's top 20 mutual                                 for a free prospectus(es). Please read the
fund companies in assets under management,                                   prospectus(es) carefully before you invest or
according to Lipper Analytical Services, Inc.                                send money.


                                                                             --------------
                                                                                BULK RATE
[AIM LOGO APPEARS HERE]                                                       U.S. POSTAGE
                                                                                  PAID
A I M Distributors, Inc.                                                       HOUSTON, TX
11 Greenway Plaza, Suite 1919                                                 Permit No.1919
Houston, TX 77046                                                             --------------

